                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):

                                 June 10, 2002

                           Encore Acquisition Company
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-16295               75-2759650
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

                                777 Main Street
                                   Suite 1400
                            Fort Worth, Texas 76102
             (Address and Zip Code of Principal Executive Offices)

                                 (817) 877-9955
              (Registrant's telephone number, including area code)
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Item 9. Regulation FD Disclosure.

     Encore Acquisition Company ("Encore") has prepared certain updated reserve estimates and production data that give effect to certain previously announced acquisitions completed since January 1, 2002. These estimates of pro forma oil and natural gas reserves at March 31, 2002 have not been reviewed by Miller and Lents, Ltd., Encore's independent petroleum engineers. The estimates are based on the December 31, 2001 estimates in the report of Miller and Lents rolled forward by our internal engineers to give effect to acquisitions, production and commodity price increases subsequent to December 31, 2001. The estimates do not take into account any extensions, revisions or discoveries since December 31, 2001.

           PRO FORMA PROVED RESERVES -- PRINCIPAL AREAS OF OPERATIONS

                                   PROVED RESERVE QUANTITIES AT MARCH 31, 2002    PV-10 AT MARCH 31, 2002(1)
                                  ---------------------------------------------   --------------------------
                                               NATURAL
                                     OIL         GAS        TOTAL                     AMOUNT
                                   (MBBLS)      (MMCF)     (MBOE)      PERCENT    (IN THOUSANDS)     PERCENT
                                  ----------   --------   ---------   ---------   --------------     -------
Cedar Creek Anticline...........    103,749     21,965     107,410       78.2%       $455,260          68.7%
Crockett County.................        102     38,820       6,572        4.8          54,638           8.3
Lodgepole.......................      1,138        549       1,230        0.9          20,256           3.1
Indian Basin/Verden.............        176     17,205       3,044        2.2          23,295           3.5
Bell Creek......................        700         --         700        0.5           4,455           0.7
Central Permian.................     11,746      2,980      12,242        8.9          71,751          10.8
Paradox Basin...................      5,557      3,611       6,158        4.5          32,770           4.9
                                    -------     ------     -------      -----        --------         -----
     Total......................    123,168     85,130     137,356      100.0%       $662,425         100.0%
                                    =======     ======     =======      =====        ========         =====

---------------

(1) The PV-10 values are computed based on NYMEX prices of $26.31 per Bbl of oil and $3.28 per Mcf of natural gas.

     We have increased our estimated daily average production for 2002 to 20,000 BOE/D as a result of our $81.0mm capital drilling program and our Central Permian and Paradox Basin acquisitions.

Statements made in this report may constitute "forward-looking statements" as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimations that management believes are reasonable given currently available information. However, the assumptions of management and the future performance of the Company are both subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Actual results could differ materially from those presented in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on risk and uncertainties is available in the Company's filings with the Securities and Exchange commission, which are incorporated by this reference as though fully set forth herein.

                            [Signature Page Follows]

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Encore Acquisition Company

Date: June 10, 2002                    By:  /s/ ROBERT C. REEVES
                                           ------------------------------------
                                       Name:  Robert C. Reeves
                                       Title: Vice President and Controller